UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2007

                        PATIENT SAFETY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  333-124594                  13-3419202
(State or Other Jurisdiction    (Commission File            (I.R.S. Employer
     of Incorporation)               Number)              Identification Number)

             1800 Century Park East, Ste. 200, Los Angeles, CA 90067
               (Address of principal executive offices) (zip code)

                                 (310) 895-7750
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 24, 2007, David Augustine, Esq., was appointed to the Board of Directors of the Company (the "Board") to replace Brig. Gen Lytle Brown, III, who resigned from his positions as a member of the Board and as a member of the Audit Committee. On January 26, 2007, Alice Campbell resigned from her position as a member of the Board and as a member of the Audit Committee. Ms. Campbell's successor has not yet been appointed. A copy of the press release announcing the change in directors is attached hereto.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

EXHIBIT
NUMBER                               DESCRIPTION
--------------------------------------------------------------------------------
99.1           Press Release issued by Patient Safety Technologies, Inc.
               on January 29, 2007 (filed herewith)








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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PATIENT SAFETY TECHNOLOGIES, INC.


Dated:  January 30, 2007                  By:     /s/ Lynne Silverstein
                                              -------------------------------
                                          Name:   Lynne Silverstein
                                          Title:  President








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